UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 8, 2017

Digital Power Corporation

(Exact Name of Registrant as Specified in Charter)

California	001-12711	94-1721931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA	94538-3158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

As previously reported in a Current Report on Form 8-K filed by Digital Power Corporation, a California corporation (the “Company”) on May 3, 2017, the Company entered into a Share Exchange Agreement (the “Agreement”) on April 28, 2017, with Microphase Corporation, a Delaware corporation (“MPC”); Microphase Holding Company LLC, a limited liability company organized under the laws of Connecticut (“MHC”), Ergul Family Limited Partnership, a partnership organized under the laws of Connecticut (“EFLP”) RCKJ Trust, a trust organized under the laws of New Jersey (“RCKJ” and with MHC and EFLP, the “Significant Stockholders”) and those additional persons who executed the Agreement under the heading “Minority Stockholders” (collectively, the “Minority Stockholders” and with the Significant Stockholders, the “Stockholders.”).  Upon the terms and subject to the conditions set forth in the Agreement, the Company acquired 1,603,434 shares (the “Subject Shares”) of the issued and outstanding common stock of MPC (the “MPC Common Stock”), including such shares underlying the issued and outstanding preferred stock of MPC (the “MPC Preferred Stock” and with the MPC Common Stock, the “MPC Shares”) from the Stockholders in exchange (the “Exchange”) for the issuance by the Company of: (i) an aggregate of 2,600,000 shares of common stock, no par value (the “DPW Common Stock”), of the Company, comprised of 1,842,448 shares of DPW Common Stock and 378,776 shares of DPW Series D Preferred Stock (collectively, the “Exchange Shares”), which shares of DPW Series D Preferred Stock are, subject to shareholder approval, convertible into an aggregate of 757,552 shares of DPW Common Stock as further described below and (ii)  warrants (the “Exchange Warrants”) to purchase an aggregate of 1,000,000 shares of DPW Common Stock (the “Warrant Shares”). The Exchange Shares and the Exchange Warrants are at times collectively referred to herein as the “Exchange Securities.” At the closing of the Agreement (the “Closing”), the Subject Shares at that time constituted approximately 56.4% of the issued and outstanding MPC Shares, or 50.7% on a fully diluted basis.

At the Closing, pursuant to the Agreement, the Stockholders delivered a promissory note on behalf of MPC in the principal face amount of $220,000 to the Company (the “MPC Note”). The Company delivered a promissory note to be issued by MPC (the “Creditor Note”) in the principal face amount of $450,000 to an unsecured creditor of MPC (the “Creditor”).

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is annexed hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company, MPC or the Stockholders.  The Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

Common Stock Purchase Warrant

At the Closing, pursuant to the Agreement, the Company executed and delivered to the Stockholders the Exchange Warrants, which is substantially the form annexed hereto as Exhibit 4.1, to purchase an aggregate of 1,000,000 Warrant Shares. Commencing at Closing and for a period of three (3) years thereafter, the Exchange Warrants may be exercised at $1.10 per share or by means of a “cashless exercise,” subject to limitations and adjustments set forth in such warrants. A holder of the Exchange Warrants is not entitled to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise thereof. The exercise of the Exchange Warrants are subject to shareholder approval to comply with NYSE Mkt listing rules.

Notes

At the Closing, pursuant to the Agreement, the Stockholders delivered the MPC Note on behalf of MPC to the Company, annexed hereto as Exhibit 10.1, in the principal face amount of $220,000. The MPC Note bears interest at 12% per annum with interest payable in full in lawful money of the United States of America by certified bank check or wire transfer upon maturity. MPC may prepay any portion of the principal amount of the MPC Note upon receiving the prior written consent of the Company. Pursuant to the MPC Note, MPC shall irrevocably appoint the Company as its attorney-in-fact, with full authority in the name, place and stead of MPC, from time to time in the Company’s discretion upon the occurrence and during the continuance of an Event of Default (as defined in the MPC Note) to take any action and to execute any document which the Company may deem necessary or advisable to accomplish the purposes of the MPC Note.

At the Closing, pursuant to the Agreement, the Company delivered the Creditor Note to the Creditor, annexed hereto as Exhibit 10.2, in the principal face amount of $450,000.00. The Creditor Note bears interest at 8% per annum with interest payable in full in lawful money of the United States of America by certified bank check or wire transfer upon maturity. MPC may prepay any portion of the principal amount of the MPC Note upon receiving the prior written consent of the Company.

Certificates of Determination of Series D Convertible Preferred Stock and Series E Convertible Preferred Stock

At the Closing, the Company issued and delivered to the Stockholders 378,776 shares designated as Series D Convertible Preferred Stock (the “Series D Preferred Stock”), no par value per share, none of which has been previously issued. In the event the Company shall liquidate, dissolve or wind up, the holders of Series D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the Common Stock, the Company’s Series A Preferred Stock, or to the holders of any other junior series of preferred stock, by reason of their ownership thereof and subject to the rights of the Company’s Series B Preferred Stock, Series C Preferred Stock and any other class or series of Company stock subsequently issued that ranks senior to the Series D Preferred Stock, an amount per share in cash or equivalent value in securities or other consideration equal to its Stated Value of $0.01 per share. The holders of Series D Preferred Stock are not entitled to receive dividends and have no voting rights except as otherwise required by law. Upon the shareholders of DPW Common Stock approving the conversion of the Series D Preferred Stock into shares of DPW Common Stock in connection with the acquisition of MPC Common Stock and for purposes of compliance with Rule 712 of the NYSE MKT, then each share of Series D Preferred Stock shall automatically be converted into two shares of DPW Common Stock, for an aggregate of 757,552 shares of DPW Common Stock. The Series D Preferred Stock contains the respective rights, privileges and designations as are set forth in the Form of Certificate of Determination for such Series D Preferred Stock, annexed hereto as Exhibit 3.1.

At the Closing, the Company issued and delivered to the Creditor, 10,000 shares designated as Series E Convertible Preferred Stock (the “Series E Preferred Stock”), no par value per share, none of which has been previously issued. Each share of Series E Preferred Stock has a stated value equal to forty-five dollars ($45.00) per share and be deemed Series E Parity Stock. In the event the Company shall liquidate, dissolve or wind up, the holders of Series E Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the DPW Common Stock, the Company’s Series A Preferred Stock, or to the holders of any other junior series of preferred stock, by reason of their ownership thereof and subject to the rights of the Company’s Series B Preferred Stock, Series C Preferred Stock and any other class or series of Company stock subsequently issued that ranks senior to the Series E Preferred Stock an amount per share in cash or equivalent value in securities or other consideration equal to $0.01 per share. The holders of Series E Preferred Stock are not entitled to receive dividends and have no voting rights except as otherwise required by law. Subject to the shareholders of DPW Common Stock of the Company approving the conversion of the Series E Preferred Stock into shares of Common Stock in connection with the acquisition of MPC Common Stock and for purposes of compliance with Rule 712 of the NYSE MKT, then each share of Series E Preferred Stock may be converted into sixty (60) shares of DPW Common Stock, for an aggregate of 600,000 shares of DPW Common Stock. The Series E Preferred Stock contains the respective rights, privileges and designations as are set forth in the Form of Certificate of Determination for such Series E Preferred Stock, annexed hereto as Exhibit 3.2.

The foregoing does not purport to be a complete description of the Series D Preferred Stock, the Series E Preferred Stock, Exchange Warrants or the Notes, each of which is qualified in its entirety by reference to the full text of the Series D Convertible Preferred Stock Certificate of Determination, the Series E Convertible Preferred Stock Certificate of Determination, the Common Stock Purchase Warrant, the MPC Note and the Creditor Note, which the Company has filed as Exhibits 3.1, 3.2, 4.1, 10.1 and 10.2 hereto, respectively.

The Company intends to hold a shareholder meeting to seek, among other proposals, the approval of the conversion of the Series D Preferred Stock and Series E Preferred Stock into shares of DPW Common Stock in accordance with the Certificate of Determination for the DPW Series D Preferred Stock and Series E Preferred Stock.

Where You Can Find Additional Information

 Investors and security holders will be able to obtain documents filed by the Company with the Commission free of charge at the Commission’s website, www.sec.gov.  Investors and security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is incorporated by reference herein.

The issuance of the securities described above was completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Such offers and sales were made solely to “accredited investors” under Rule 506 and were made without any form of general solicitation and with full access to any information requested by the Seller regarding the Company or the securities to be issued in the Exchange. The securities issued in the Exchange have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial statements of business acquired

The audited financial statements of MPC for its fiscal year ended June 30, 2016 and the unaudited financial statements for the nine months ended March 31, 2017 are incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K.

(b)           Pro forma financial information

Our unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2016 and the three months ended March 31, 2017 are incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K, and are based on the historical financial statements of the Company and MPC after giving effect to the Exchange.

(d)           Exhibits

Exhibit No.	Description

2.1

Share Exchange Agreement by and among Digital Power Corporation, Microphase Corporation, Microphase Holding Company, RCKJ Trust, Ergul Family Limited Partnership, To Hong Yam, William Coons and Eagle Advisers, LLC, dated as of April 28, 2017*

3.1	Series D Certificate of Determination filed with the Secretary of State of California on May 23, 2017*
3.2	Series E Certificate of Determination filed with the Secretary of State of California on May 23, 2017*
4.1	Common Stock Purchase Warrant issued by Digital Power Corporation**
10.1	Promissory Note issued by Microphase Corporation to Digital Power Corporation**
10.2	Promissory Note issued by Microphase Corporation to Lucosky Brookman LLP**
99.1	The audited financial statements of MPC for its fiscal year ended June 30, 2016 and the unaudited financial statements for the nine months ended March 31, 2017**
99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2016 and the three months ended March 31, 2017**

* Incorporated by reference to the Current Report on Form 8-K filed by the registrant on May 3, 2017

** Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL POWER CORPORATION

Date: June 8, 2017	By:	/s/ Amos Kohn
Amos Kohn
Chief Executive Officer